DEAN WITTER DIVIDEND GROWTH SECURITIES INC.          Two World Trade Center,
                                                     New York, New York 10048
LETTER TO THE SHAREHOLDERS August 31, 1996

DEAR SHAREHOLDER:

During the six months ended August 31, 1996, interest rates advanced in a generally volatile manner, inflation remained at a low and reasonable level, corporate profits continued to increase, and the dollar continued to strengthen against other major currencies. These factors combined to provide the environment for common stock prices to record a small advance.

PERFORMANCE AND PORTFOLIO

For the six-month period ended August 31, 1996, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) posted a total return of 2.97 percent. For the same period, Dean Witter Dividend Growth Securities Inc. provided investors with a total return of 3.73 percent.

In our opinion, the Fund outperformed the S&P 500 over this period largely because of our stringent screening processes which guide us in selecting relatively undervalued stocks with attractive yields. One of the Fund's primary investment objectives is to provide reasonable current income and we remain mindful of and strongly committed to this important goal.

We are convinced that our ongoing use of rigorous screens in selecting securities for the Fund, as well as in monitoring the progress of current investments, will be crucial to the Fund's performance over the longer term. We will continue our relentless search for high-quality, dividend-paying stocks which appear to be undervalued.

Over the past six months, we sold three portfolio holdings: 360
Communications Co. (a spin-off of Sprint Corp.), Payless Shoesource, Inc. (a spin-off of May Department Stores Co.) and Imation (a spin-off of Minnesota Mining & Manufacturing Co.) We initiated three new portfolio positions with purchases in USX-Marathon Group, International Paper Co. and GPU, Inc.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
LETTER TO THE SHAREHOLDERS August 31, 1996, continued

LOOKING AHEAD

We believe that the outlook for the economy continues to be favorable. In fact, we have been convinced for some months that the economy was stronger than many experts believed. We also remain committed to our positive outlook for quality common stocks. Consequently, we remain confident and relatively fully invested.

We appreciate your support of Dean Witter Dividend Growth Securities Inc. and look forward to continuing to serve your investment needs in the future.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited)

 NUMBER OF
   SHARES                                                                           VALUE
----------------------------------------------------------------------------------------------
             COMMON STOCKS (86.3%)
             Aerospace (4.5%)
1,800,000    Lockheed Martin Corp.  ..........................................   $151,425,000
3,000,000    Raytheon Co.  ...................................................    154,500,000
1,550,000    United Technologies Corp.  ......................................    174,762,500
                                                                               ---------------
                                                                                  480,687,500
                                                                               ---------------
             Aluminum (2.2%)
2,250,000    Alcan Aluminium Ltd. (Canada)  ..................................     70,593,750
2,670,000    Aluminum Co. of America  ........................................    165,873,750
                                                                               ---------------
                                                                                  236,467,500
                                                                               ---------------
             Apparel (0.6%)
1,100,000    VF Corp.  .......................................................     64,625,000
                                                                               ---------------
             Auto Parts (1.0%)
1,150,000    TRW, Inc.  ......................................................    106,375,000
                                                                               ---------------
             Automotive (2.3%)
3,800,000    Ford Motor Co.  .................................................    127,300,000
2,350,000    General Motors Corp.  ...........................................    116,912,500
                                                                               ---------------
                                                                                  244,212,500
                                                                               ---------------
             Banks (5.3%)
2,050,000    BankAmerica Corp.  ..............................................    158,875,000
2,600,000    KeyCorp  ........................................................    104,325,000
1,500,000    Morgan (J.P.) & Co., Inc.  ......................................    131,437,500
1,900,000    NationsBank Corp.  ..............................................    161,737,500
                                                                               ---------------
                                                                                  556,375,000
                                                                               ---------------
             Beverages - Soft Drinks (3.2%)
4,000,000    Coca Cola Co.  ..................................................    200,000,000
5,000,000    PepsiCo Inc.  ...................................................    143,750,000
                                                                               ---------------
                                                                                  343,750,000
                                                                               ---------------
             Chemicals (5.1%)
1,575,000    Dow Chemical Co.  ...............................................    125,606,250
1,950,000    Du Pont (E.I.) de Nemours & Co., Inc.  ..........................    160,143,750
1,200,000    Grace (W.R.) & Co.  .............................................     78,750,000
5,500,000    Monsanto Co.  ...................................................    176,687,500
                                                                               ---------------
                                                                                  541,187,500
                                                                               ---------------
             Coal (0.2%)
500,000      MAPCO Inc.  .....................................................     26,937,500
                                                                               ---------------
             Computers (1.5%)
1,400,000    International Business Machines Corp.  ..........................    160,125,000
                                                                               ---------------
             Conglomerates (2.4%)
1,950,000    Minnesota Mining & Manufacturing Co.  ...........................    134,062,500
2,400,000    Tenneco, Inc.  ..................................................    119,400,000
                                                                               ---------------
                                                                                  253,462,500
                                                                               ---------------
             Cosmetics (3.8%)
3,000,000    Avon Products, Inc.  ............................................    143,625,000
2,950,000    Gillette Co.  ...................................................    188,062,500
1,600,000    International Flavors & Fragrances Inc.  ........................     68,800,000
                                                                               ---------------
                                                                                  400,487,500
                                                                               ---------------
             Drugs (7.6%)
3,300,000    Abbott Laboratories  ............................................    148,912,500
3,200,000    American Home Products Corp.  ...................................    189,600,000
1,675,000    Bristol-Myers Squibb Co.  .......................................    146,981,250
2,775,000    Schering-Plough Corp.  ..........................................    155,053,125
2,800,000    SmithKline Beecham PLC (ADR) (United Kingdom)  ..................    163,100,000
                                                                               ---------------
                                                                                  803,646,875
                                                                               ---------------
             Electric - Major (2.3%)
1,900,000    General Electric Co.  ...........................................    157,937,500
5,000,000    Westinghouse Electric Corp.  ....................................     81,875,000
                                                                               ---------------
                                                                                  239,812,500
                                                                              ---------------





             Finance (1.6%)
1,000,000    Beneficial Corp.  ...............................................     56,375,000
1,360,000    Household International, Inc.  ..................................    107,780,000
                                                                               ---------------
                                                                                  164,155,000
                                                                               ---------------
             Financial - Miscellaneous (1.1%)
3,800,400    Federal National Mortgage Assoc.  ...............................    117,812,400
                                                                               ---------------
             Foods (0.9%)
2,950,000    Quaker Oats Company (The)  ......................................     96,981,250
                                                                               ---------------
             Household Appliances (0.7%)
1,500,000    Whirlpool Corp.  ................................................     73,500,000
                                                                               ---------------
             Insurance (2.0%)
1,700,000    Aetna Inc.  .....................................................    112,412,500
2,300,000    Lincoln National Corp.  .........................................    101,775,000
                                                                               ---------------
                                                                                  214,187,500
                                                                               ---------------
             Machinery - Agricultural (1.6%)
4,150,000    Deere & Co.  ....................................................    164,962,500
                                                                               ---------------
             Manufacturing - Diversified (1.2%)
2,250,000    Honeywell, Inc.  ................................................    130,781,250
                                                                               ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

 NUMBER OF
   SHARES                                                                           VALUE
----------------------------------------------------------------------------------------------
             Metals & Mining (1.0%)
1,700,000    Phelps Dodge Corp.  .............................................  $  102,850,000
                                                                               ---------------
             Natural Gas (2.4%)
1,850,000    Burlington Resources, Inc.  .....................................      78,856,250
  675,000    El Paso Natural Gas Co.  ........................................      28,096,875
3,050,000    ENRON Corp.  ....................................................     122,381,250
1,400,000    NorAm Energy Corp.  .............................................      20,475,000
                                                                               ---------------
                                                                                   249,809,375
                                                                               ---------------
             Office Equipment (2.7%)
2,400,000    Pitney Bowes, Inc.  .............................................     115,800,000
3,075,000    Xerox Corp.  ....................................................     168,740,625
                                                                               ---------------
                                                                                   284,540,625
                                                                               ---------------
             Oil - Domestic (3.2%)
1,750,000    Amoco Corp.  ....................................................     120,750,000
1,000,000    Atlantic Richfield Co.  .........................................     116,750,000
5,000,000    USX-Marathon Group  .............................................     104,375,000
                                                                               ---------------
                                                                                   341,875,000
                                                                               ---------------
             Oil Integrated - International (4.1%)
1,675,000    Exxon Corp.  ....................................................     136,303,125
1,300,000    Mobil Corp.  ....................................................     146,575,000
  975,000    Royal Dutch Petroleum Co. (ADR) (Netherlands)  ..................     145,640,625
                                                                               ---------------
                                                                                   428,518,750
                                                                               ---------------
             Paper & Forest Products (2.1%)
2,700,000    International Paper Co.  ........................................     108,000,000
2,450,000    Weyerhaeuser Co.  ...............................................     109,331,250
                                                                               ---------------
                                                                                   217,331,250
                                                                               ---------------
             Photography (1.5%)
2,175,000    Eastman Kodak Co.  ..............................................     157,687,500
                                                                               ---------------
             Railroads (3.5%)
1,575,000    Burlington Northern Santa Fe Corp.  .............................     126,000,000
1,700,000    Conrail, Inc.  ..................................................     115,812,500
2,500,000    CSX Corp.  ......................................................     126,562,500
                                                                               ---------------
                                                                                   368,375,000
                                                                               ---------------
             Retail (1.4%)
4,350,000    Dayton-Hudson Corp.  ............................................     150,075,000
                                                                               ---------------
             Retail - Department Stores (1.1%)
2,550,000    May Department Stores Co.  ......................................     116,025,000
                                                                               ---------------
             Soap & Household Products (1.6%)
1,850,000    Procter & Gamble Co.  ...........................................     164,418,750
                                                                               ---------------
             Telecommunications (0.9%)
3,350,000    U.S. West, Inc.  ................................................      98,825,000
                                                                               ---------------
             Telephones (3.5%)
1,800,000    Bell Atlantic Corp.  ............................................     101,250,000
3,000,000    GTE Corp.  ......................................................     118,125,000
3,750,000    Sprint Corp.  ...................................................     152,343,750
                                                                               ---------------
                                                                                   371,718,750
                                                                               ---------------
             Tire & Rubber Goods (1.0%)
2,300,000    Goodyear Tire & Rubber Co.  .....................................     104,937,500
                                                                               ---------------
             Utilities - Electric (4.5%)
2,425,000    FPL Group, Inc.  ................................................     107,306,250
3,100,000    GPU, Inc.  ......................................................      97,650,000
4,500,000    Houston Industries, Inc.  .......................................      97,875,000
3,450,000    Pacific Gas & Electric Co.  .....................................      78,056,250
4,000,000    Unicom Corp.  ...................................................      92,000,000
                                                                               ---------------
                                                                                   472,887,500
                                                                               ---------------
             Utilities - Natural Gas (0.7%)
2,250,000    PanEnergy Corp.  ................................................      74,531,250
                                                                               ---------------
             TOTAL COMMON STOCKS
             (Identified Cost $5,088,837,974)  ...............................   9,124,938,025
                                                                               ---------------





 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                          VALUE
----------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS (10.2%)
$ 50,000      U.S. Treasury Bond 8.125% due 08/15/19  .........................     54,621,000
  90,000      U.S. Treasury Bond 8.00% due 11/15/21  ..........................     97,365,600
  50,000      U.S. Treasury Bond 7.125% due 02/15/23  .........................     49,139,500
 525,000      U.S. Treasury Bond 6.25% due 08/15/23  ..........................    462,588,000
 450,000      U.S. Treasury Bond 6.00% due 02/15/26  ..........................    386,307,000
  25,000      U.S. Treasury Note 8.00% due 05/15/01  ..........................     26,273,250
                                                                               ---------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $1,167,380,686)  ................................  1,076,294,350
                                                                               ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                          VALUE
----------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (3.1%)
             COMMERCIAL PAPER (a) (2.2%)
             Aerospace (0.1%)
$15,000      Raytheon Co. 5.25% due 09/19/96  ................................   $ 14,960,626
                                                                               ---------------
             Automotive - Finance (0.5%)
 50,000      Ford Motor Credit Co. 5.25% due 09/24/96  .......................     49,832,292
                                                                               ---------------
             Finance - Consumer (0.5%)
 50,000      American Express Credit Corp. 5.28% due 09/16/96  ...............     49,890,000
                                                                               ---------------
             Finance - Diversified (0.1%)
 11,500      General Electric Capital Corp. 5.25% due 09/09/96  ..............     11,486,583
                                                                               ---------------
             Industrials (0.5%)
 52,750      General Electric Co. 5.28% to 5.29% due 09/09/96 to 09/12/96  ...     52,677,055
                                                                               ---------------
             Office Equipment (0.5%)
 50,000      IBM Credit Corp. 5.31% due 10/15/96  ............................     49,675,500
                                                                               ---------------
             Telephones (0.1%)
  8,162      BellSouth Telecommunications Inc. 5.25% due 09/10/96  ...........      8,151,287
                                                                               ---------------
             TOTAL COMMERCIAL PAPER
             (Amortized Cost $236,673,343)  ..................................    236,673,343
                                                                               ---------------
             U.S. GOVERNMENT AGENCIES (a) (0.9%)
             Federal Home Loan Mortgage Corp. 5.18% to 5.22% due 09/03/96 to
 92,450      09/20/96 (Amortized Cost $92,333,654)  ..........................     92,333,654
                                                                               ---------------
             REPURCHASE AGREEMENT (0.0%)
             The Bank of New York 5.125% due 09/03/96 (dated 08/30/96;
             proceeds $3,846,302; collateralized by $2,962,621 U.S. Treasury
             Bond 11.625% due 11/15/04 valued at $3,920,995) (Identified Cost
$ 3,844      $3,844,113)  ....................................................   $  3,844,113
                                                                               ---------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $332,851,110)  .................................    332,851,110
                                                                               ---------------

TOTAL INVESTMENTS
(Identified Cost
$6,589,069,770) (b)  .....    99.6%   10,534,083,485
OTHER ASSETS IN EXCESS OF
LIABILITIES ..............     0.4        40,912,187
                           --------   --------------
NET ASSETS ...............   100.0%  $10,574,995,672
                           ========   ==============

   ADR  American Depository Receipt.
    (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

    (b) The aggregate cost for federal income tax purposes is $6,589,069,770. The aggregate gross unrealized appreciation is $4,104,636,857 and the aggregate gross unrealized depreciation is $159,623,142, resulting in net unrealized appreciation of $3,945,013,715.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996 (UNAUDITED)

 ASSETS:
Investments in securities, at value
 (identified cost $6,589,069,770) ....................................  $10,534,083,485
Receivable for:
  Dividends ..........................................................       35,834,639
  Capital stock sold .................................................       19,672,143
  Interest ...........................................................        5,840,867
Prepaid expenses and other assets ....................................          192,756
                                                                        ---------------
  TOTAL ASSETS .......................................................   10,595,623,890
                                                                        ---------------
LIABILITIES:
Payable for:
  Plan of distribution fee ...........................................        6,637,983
  Investments purchased ..............................................        5,522,625
  Capital stock repurchased ..........................................        3,844,511
  Investment management fee ..........................................        3,496,465
Accrued expenses .....................................................        1,126,634
                                                                        ---------------
  TOTAL LIABILITIES ..................................................       20,628,218
                                                                        ---------------
NET ASSETS:
Paid-in-capital ......................................................    6,481,508,852
Net unrealized appreciation ..........................................    3,945,013,715
Accumulated undistributed net investment income ......................      100,880,808
Accumulated undistributed net realized gain ..........................       47,592,297
                                                                        ---------------
  NET ASSETS .........................................................  $10,574,995,672
                                                                        ===============
NET ASSET VALUE PER SHARE ,
 259,184,762 shares outstanding (500,000,000 shares authorized of
 $.01 par value) .....................................................           $40.80
                                                                        ===============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)

 NET INVESTMENT INCOME:
INCOME
Dividends (net of $719,125 foreign withholding tax)     $124,195,095
Interest ...........................................      44,332,453
                                                      --------------
  TOTAL INCOME .....................................     168,527,548
                                                      --------------
EXPENSES
Plan of distribution fee ...........................      38,869,336
Investment management fee ..........................      20,586,746
Transfer agent fees and expenses ...................       4,145,632
Registration fees ..................................         231,133
Custodian fees .....................................         217,688
Shareholder reports and notices ....................         212,120
Professional fees ..................................          22,715
Directors' fees and expenses .......................          10,926
Other ..............................................          38,496
                                                      --------------
  TOTAL EXPENSES ...................................      64,334,792
                                                      --------------
  NET INVESTMENT INCOME ............................     104,192,756
                                                      --------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ..................................      47,592,366
Net change in unrealized appreciation ..............     215,082,612
                                                      --------------
  NET GAIN .........................................     262,674,978
                                                      --------------
NET INCREASE .......................................    $366,867,734
                                                      ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE SIX MONTHS    FOR THE YEAR
                                                           ENDED              ENDED
                                                      AUGUST 31, 1996   EBRUARY  29, 1996
--------------------------------------------------  ------------------  -----------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................   $   104,192,756     $  180,277,811
Net realized gain .................................        47,592,366         17,186,743
Net change in unrealized appreciation .............       215,082,612      1,976,893,191
                                                    ------------------  -----------------
  NET INCREASE ....................................       366,867,734      2,174,357,745
                                                    ------------------  -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .............................       (65,253,464)      (158,425,268)
Net realized gain .................................       (17,186,772)       (21,206,038)
                                                    ------------------  -----------------
  TOTAL ...........................................       (82,440,236)      (179,631,306)
                                                    ------------------  -----------------
Net increase from capital stock transactions  .....       508,462,197        686,811,213
                                                    ------------------  -----------------
  TOTAL INCREASE ..................................       792,889,695      2,681,537,652
NET ASSETS:
Beginning of period ...............................     9,782,105,977      7,100,568,325
                                                    ------------------  -----------------
  END OF PERIOD
  (Including undistributed net investment income
 of $100,880,808 and $61,941,516, respectively)  .   $10,574,995,672     $9,782,105,977
                                                    ==================  =================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited)
1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Dividend Growth Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding
$1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.35% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion.
Effective May 31, 1996, the Agreement was amended to reduce the annual fee to 0.30% to the portion of daily net assets exceeding $10 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $202,263,300 at August 31, 1996.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

The Distributor has informed the Fund that for the six months ended August 31, 1996, it received approximately $4,600,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1996 aggregated $409,094,479 and $96,259,018, respectively.

For the six months ended August 31, 1996, the Fund incurred brokerage commissions of $283,070 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $674,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended August 31, 1996, included in Directors' fees and expenses in the Statement of Operations amounted to $651. At August 31, 1996, the Fund had an accrued pension liability of $52,930 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                     FOR THE SIX MONTHS                 FOR THE YEAR
                                                           ENDED                            ENDED
                                                      AUGUST 31, 1996                 FEBRUARY 29, 1996
                                              ------------------------------  -------------------------------
                                                        (unaudited)
                                                   SHARES          AMOUNT          SHARES           AMOUNT
                                              --------------  --------------  --------------  ---------------
Sold ........................................    27,914,911   $1,136,440,941     50,150,972    $ 1,797,441,027
Reinvestment of dividends and distributions       1,138,068       46,717,704      4,681,316        166,381,580
                                              --------------  --------------  --------------  ---------------
                                                 29,052,979    1,183,158,645     54,832,288      1,963,822,607
Repurchased .................................   (16,596,356)    (674,696,448)   (35,988,870)    (1,277,011,394)
                                              --------------  --------------  --------------  ---------------
Net increase ................................    12,456,623   $  508,462,197     18,843,418    $   686,811,213
                                              ==============  ==============  ==============  ===============

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:


                                          FOR THE SIX MONTHS           FOR THE YEAR ENDED FEBRUARY 28
                                                ENDED        ----------------------------------------------------
                                           AUGUST 31, 1996      1996*     1995      1994      1993     1992*
-----------------------------------------------------------------------------------------------------------------
                                             (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..   $    39.65          $31.16    $30.86    $28.70    $27.01    $23.50
                                         ------------------  --------  --------  --------  --------  --------
Net investment income ..................         0.40            0.75      0.72      0.68      0.70      0.71
Net realized and unrealized gain  ......         1.08            8.50      0.24      2.16      1.72      3.63
                                         ------------------  --------  --------  --------  --------  --------
Total from investment operations  ......         1.48            9.25      0.96      2.84      2.42      4.34
                                         ------------------  --------  --------  --------  --------  --------
Less dividends and distributions from:
 Net investment income .................        (0.26)          (0.67)    (0.66)    (0.68)    (0.69)    (0.76)
 Net realized gain .....................        (0.07)          (0.09)     --        --       (0.04)    (0.07)
                                         ------------------  --------  --------  --------  --------  --------
Total dividends and distributions  .....        (0.33)          (0.76)    (0.66)    (0.68)    (0.73)    (0.83)
                                         ------------------  --------  --------  --------  --------  --------
Net asset value, end of period .........   $    40.80          $39.65    $31.16    $30.86    $28.70    $27.01
                                         ==================  ========  ========  ========  ========  ========
TOTAL INVESTMENT RETURN+ ...............         3.73%(1)       30.01%     3.25%     9.98%     9.13%    18.82%
Ratios to Average Net Assets:
Expenses ...............................         1.24%(2)        1.31%     1.42%     1.37%     1.40%     1.42%
Net investment income ..................         2.01%(2)        2.14%     2.42%     2.31%     2.67%     2.91%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions     $   10,575          $9,782    $7,101    $6,712    $5,386    $4,071
Portfolio turnover rate ................            1%(1)          10%        6%       13%        8%        5%
Average commission rate paid ...........   $   0.0544             --        --        --        --        --

------------
*   Year ended February 29.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

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









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
BOARD OF DIRECTORS
----------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------
Dean Witter Trust Company
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
DIVIDEND GROWTH
SECURITIES

[GRAPHIC OMITTED]

Semiannual Report
August 31, 1996